CONSENT AUTHORIZING USE OF PREVIOUSLY-FILED LEGAL OPINION
                      FOR NEUBERGER BERMAN EQUITY TRUST ("REGISTRANT")


In connection with Post-Effective Amendment Nos. 25 and 26 to Registrant's Registration Statement on Form N-1A (File Nos. 33-64368 and 811-7784) to be filed with the Securities and Exchange Commission on or about November 30, 1999, we hereby consent to the continued use of the Opinion and Consent of Kirkpatrick & Lockhart LLP on Securities Matters with respect to Neuberger Berman Equity Trust and its series Neuberger Berman Focus Trust, Neuberger Berman Genesis Trust, Neuberger Berman Guardian Trust, Neuberger Berman International Trust, Neuberger Berman Manhattan Trust, and Neuberger Berman Partners Trust previously filed in Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 33-64368 and 811-7784); the Opinion and Consent of Kirkpatrick & Lockhart LLP on Securities Matters with respect to Neuberger Berman Socially Responsive Trust previously filed in Post-Effective Amendment No. 3 to the Registration Statement of Neuberger Berman Equity Assets (File Nos. 33-82568 and 811-8106); the Opinion and Consent of Kirkpatrick & Lockhart LLP on Securities Matters with respect to Neuberger Berman Regency Trust previously filed in Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-64368 and 811-7784); and the Opinion and Consent of Kirkpatrick & Lockhart LLP on Securities Matters with respect to Neuberger Berman Century Trust previously filed in Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 33-64368 and 811-7784). We further consent to the filing of this consent in connection with Post-Effective Amendment Nos. 25 and 26 to Registrant's Registration Statement. We also consent to the reference to our firm in the Statement of Additional Information filed as part of the Registration Statement.


                                   Sincerely,


                                   /s/ KIRKPATRICK & LOCKHART LLP
                                   ------------------------------
                                   KIRKPATRICK & LOCKHART LLP